BRANDYWINEGLOBAL —

FLEXIBLE BOND FUND

Summary Prospectus	May 1, 2026

Share class (Symbol): A (LFLAX), C (LFLCX), R (—), I (LFLIX), IS (LFLSX)

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information, shareholder reports and fund financial statements, online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling the fund at 877-6LM-FUND/656-3863 or by sending an e-mail request to prospectus-request@franklintempleton.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated May  1, 2026 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements for the fiscal year ended December  31, 2025, as filed on Form N-CSR, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Current income and capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds distributed through Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 34 under the heading “Additional information about each share class,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 91 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

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Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class I	Class IS
Management fees	0.55	0.55	0.55	0.55	0.55
Distribution and/or service (12b-1) fees	0.25	1.00	0.50	None	None
Other expenses	0.15[6]	0.18[6]	0.28[7]	0.16[6]	0.08[6]
Acquired fund fees and expenses	0.01	0.01	0.01	0.01	0.01
Total annual fund operating expenses[8]	0.96	1.74	1.34	0.72	0.64

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]

Other expenses for Class A, Class C, Class I and Class IS shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements. For the fiscal year ended December 31, 2025, amounts recaptured totaled 0.02% for Class A, 0.02% for Class C, 0.03% for Class I and 0.02% for Class IS shares.

[7]	Other expenses for Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[8]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the fund’s financial highlights tables, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated

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●

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	469	669	885	1,508
Class C (with redemption at end of period)	277	549	945	1,847
Class C (without redemption at end of period)	177	549	945	1,847
Class R (with or without redemption at end of period)	136	424	734	1,612
Class I (with or without redemption at end of period)	74	231	401	896
Class IS (with or without redemption at end of period)	65	204	356	797

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its net assets in fixed income securities or other instruments with similar economic characteristics. The subadviser has broad discretion to invest in multiple types of fixed income securities including, but not limited to, sovereign debt, emerging markets debt, corporate debt, high yield debt, bank loans, supranational issues, Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), inflation-linked securities and hybrid securities.

The fund may invest in fixed income securities issued in foreign currencies and U.S. dollar denominated securities. The fund can seek investment opportunities anywhere in the world. Under normal market conditions, the fund’s foreign currency exposure will be limited to 25% of the fund’s assets. For example, the fund would be in compliance with this limitation if it invests 75% of its assets in U.S. dollar-denominated bonds and 25% in bonds denominated in non-U.S. currencies. Alternatively, the fund could invest more than 25% in bonds denominated in non-U.S. currencies if it uses derivatives strategies to hedge the non-U.S. currency exposure back to the U.S. dollar so that the fund would have no more than 25% exposure to non-U.S. currencies.

The fund may invest in derivative instruments such as foreign currency forwards, bond futures, interest rate futures, index futures, swaps (including interest rate, total return and inflation swaps), credit default swaps, credit default swap index products, instruments involved in currency risk management strategies, options, options on futures and structured credit products.

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The fund may use derivatives to enhance total return, as a means of providing additional exposure to certain types of investments, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, as a cash flow management technique or as a substitute for the purchase or sale of securities or currencies. Derivatives are taken into account when determining compliance with the fund’s 80% investment policy.

The fund may invest without limit in securities that are rated or unrated, including “high yield” or “junk” bonds (that is, securities rated below the Baa/BBB categories or, if unrated, determined to be of comparable credit quality by the subadviser).

Under normal conditions, the dollar-weighted average effective duration of the fund’s portfolio is expected to range from 0 to 10 years. However, the fund may invest without limit in securities of any maturity or duration.

The fund may invest in asset-backed and mortgage-backed securities. Asset-backed securities may include securities backed by automobile loans, student loans, credit card receivables or other types of collateral. Mortgage-backed securities may be backed by pools of residential or commercial mortgage loans and may be issued by U.S. government agencies or U.S. government-sponsored entities or by private issuers. The fund will not invest more than 25% of its assets in asset-backed and mortgage-backed securities that are not issued or guaranteed by, or comprised of securities issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.

The fund may invest up to 25% of its assets in convertible securities, up to 10% of its assets in preferred equity securities of companies of any size, and up to 10% of its assets in common equity securities of companies of any size. Derivatives that provide exposure to equity securities (such as stock index futures) will be taken into account for purposes of the 10% limitation on common equity securities. In addition, no more than 5% of the fund shall be invested in any one non-sovereign issue at time of purchase.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.

Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession,

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changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.

The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.

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Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities or the broader U.S. or global economies. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.

Issuer risk. The market price of a security held by the fund can go up or down more than the market as a whole and can perform differently from the value of the market as a whole due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, or major litigation or changes in government regulations affecting the issuer or the competitive environment. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. The fund may experience a substantial or complete loss on an individual security.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

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Model risk. The subadviser’s investment models may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. When a model or data used in managing the fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the model or data may not produce the desired results and the fund may suffer losses.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Extension risk. When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.

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In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The value of investments in foreign currencies or securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.

Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Sovereign debt risk. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign investments generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the fund may also have limited legal recourse against the defaulting government entity.

Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-

BrandywineGLOBAL — Flexible Bond Fund	9

backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and therefore certain asset-backed securities present a heightened level of risk.

Convertible securities risk. Convertible securities are subject to stock market and other risks associated with equity securities, as well as the credit, interest rate and other risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

Zero coupon bond risk. Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection

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via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Currency derivatives risk. The fund’s use of currency futures, forwards or options, whether for hedging or speculative purposes (including when used as a substitute for investment in securities), may increase the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as the portfolio managers expect. Currency derivatives involve similar risks as other derivatives, including credit, counterparty, leverage and illiquidity risk. In addition, currency derivative strategies, to the extent that they reduce the fund’s exposure to currency risks, also reduce the fund’s ability to benefit from favorable changes in currency exchange rates. Using currency derivative strategies for purposes other than hedging further increases the fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly and unexpectedly, and can reduce returns. There may not always be suitable currency hedging instruments available, and even when available, the portfolio managers may determine not to hedge the fund’s currency risks.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

The subadviser expects that the implementation of the fund’s investment strategy, which may include a significant level of investment in derivatives, will have the effect of creating leverage in the fund in that the fund’s potential exposure may be greater than its net assets.

Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The fund may also experience a loss on an inflation-indexed security if there is deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.

Portfolio turnover risk. Active and frequent trading will increase a shareholder’s tax liability and the fund’s transaction costs, which could detract from fund performance.

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may

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become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities, asset-backed securities and collateralized debt obligations, may be difficult to ascertain and may change over time.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadviser. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject

12	BrandywineGLOBAL — Flexible Bond Fund

to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class IS shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad measure of market performance. Performance prior to May 31, 2016 in the bar chart and the table is that of the fund’s predecessor. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund and share class), or by calling the fund at 877-6LM-FUND/656-3863.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

This fund is the successor to an unregistered private fund (the “Predecessor”). The performance prior to May 31, 2016, in the accompanying bar chart and table is that of the Predecessor. Immediately prior to the fund commencing operations, the Predecessor transferred its assets to the fund in exchange for the fund’s Class IS shares. At the time of transfer, the investment policies, objectives, guidelines and restrictions of the fund were in all material respects equivalent to those of the Predecessor. In addition, Brian Kloss, a current portfolio manager of the fund, served as a portfolio manager to the Predecessor. As a mutual fund registered under the Investment Company Act of 1940 (the “1940 Act”), the fund is subject to certain restrictions under the 1940 Act to which the Predecessor was not subject. As a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), the fund is subject to certain restrictions under the Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act, its investment performance could have been adversely affected. Similarly, had the Predecessor been subject to provisions of the Code applicable to regulated investment companies, its investment performance may have been adversely affected. The performance is shown net of an annual management fee of 0.80% and other expenses of 0.10% which reflects the expenses of the Predecessor.

The Predecessor did not have distribution policies. The Predecessor was an unregistered private fund, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

BrandywineGLOBAL — Flexible Bond Fund	13

Best Quarter (12/31/2023): 8.21 Worst Quarter (06/30/2022): (5.69)

Average annual total returns (%)
(for periods ended December 31, 2025)

Class IS	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	8.90	2.10	5.25
Return after taxes on distributions	5.98	(0.08)	3.09
Return after taxes on distributions and sale of fund shares	5.22	0.64	3.12
Other Classes (Return before taxes only)
Class A	4.50	0.90	N/A	4.04	05/31/2016
Class C	6.75	N/A	N/A	1.02	09/30/2021
Class I	8.81	2.02	N/A	4.77	05/31/2016
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[1]	7.30	(0.36)	2.01

[1]

For Class A, Class C and Class I shares, for the period from the class’ inception date to December 31, 2025, the average annual total return of the Bloomberg U.S. Aggregate Index was 1.73%, (0.06)% and 1.73%, respectively.

No one index is representative of the fund’s portfolio.

The after-tax returns are shown only for Class IS shares, are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class IS will vary from returns shown for Class IS.

Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

14	BrandywineGLOBAL — Flexible Bond Fund

Management

Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)

Subadviser: Brandywine Global Investment Management, LLC (“Brandywine Global”)

Portfolio managers: Primary responsibility for the day-to-day management of the fund lies with the following portfolio managers.

Portfolio manager	Title	Portfolio manager of the fund since

Michael Arno, CFA	Portfolio Manager	2020

Tracy Chen, CFA, CAIA	Portfolio Manager	2016

Brian L. Kloss, JD, CPA	Portfolio Manager	2013

Renato Latini, CFA	Portfolio Manager	2020

Jack P. McIntyre, CFA*	Portfolio Manager	2017

Anujeet Sareen, CFA	Portfolio Manager	2017

*	Effective September 30, 2026, Jack P. McIntyre will step down as a member of the fund’s portfolio management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

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The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
IRAs	250/50	250/50	N/A	1 million/None[2,3]	N/A3
SIMPLE IRAs	None/None	None/None	N/A	1 million/None[2]	N/A
Systematic Investment Plans	25/25	25/25	N/A	1 million/None[2,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Omnibus Retirement Plans	None/None	None/None	None/None	None/None	None/None
Individual Retirement Plans except as noted	None/None	None/None	N/A	1 million/None[2]	N/A
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through Distributor Accounts.
[2]	Available to investors investing directly with the fund.
[3]

IRA accountholders who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $250/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[4]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $25/$25. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with the Distributor, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 877-6LM-FUND/656-3863, by regular mail at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030 or by express, certified or registered mail at Legg Mason Funds, 100 Fountain Parkway, St. Petersburg, FL 33716-1205.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

16	BrandywineGLOBAL — Flexible Bond Fund

Payments to broker/dealers and other financial intermediaries

The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

BrandywineGLOBAL — Flexible Bond Fund	17

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